UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2017

Centaurus Diamond Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53286	71-1050559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 W. Bonanza, Las Vegas, Nevada 89106

(Address of Principal Executive Offices)

(702) 382-3385

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Centaurus Diamond Technologies, Inc., a Nevada corporation, is referred to herein as “we”, “our” or “us”.

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 1st, 2017 Leroy W. Delisle resigned from the Board of Directors of Centaurus Diamond Technologies, Inc.

Chaslav Radovich was appointed Interim CEO/President, and nominated and appointed to the Board of Directors of Centaurus Diamond Technologies, Inc., after the resignation of Leroy W. Delisle.

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SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Centaurus Diamond Technologies, Inc.

Date: June 7, 2017	By:	/s/ Stephen Saunders
Stephen Saunders
Secretary/Director

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